Financial instruments and risk management	12 Months Ended
Dec. 31, 2022
Financial Instruments And Risk Management
Financial instruments and risk management

22.	Financial instruments and risk management

(a)	Accounting classifications and fair value

The Company uses the following hierarchy for determining and disclosing the fair value of financial instruments by valuation technique:

•	Level 1: quoted (unadjusted) prices in active markets for identical assets or liabilities;
•	Level 2: other techniques for which all inputs which have a significant effect on the recorded fair value are observable, either directly or indirectly; and
•	Level 3: techniques which use inputs that have a significant effect on the recorded fair value that are not based on observable market data.

The Company recognises transfers between levels of the fair value hierarchy at the end of the reporting period during which the change has occurred. There were no transfers between fair value levels during the year.

As at December 31, 2022, the tradeable warrants are measured at fair value using Level 1 inputs. The fair value of the tradeable warrants are measured based on quoted market prices at each reporting date. See notes 19 for the fair value analysis.

Carrying value	Fair value
Cash and receivables	Liabilities	Total carrying amount	Level 1	Level 2	Level 3	Total
€’000	€’000	€’000	€’000	€’000	€’000	€’000
2022
Cash and cash equivalents	8,164	-	8,164	-	-	-	-
Other receivables*	2,311	-	2,311	-	-	-	-
Trade payables	-	(3,680)	(3,680)	-	-	-	-
Warrants	-	(7,651)	(7,651)	(7,651)	-	-	(7,651)
Amounts owed to related parties	-	(2,468)	(2,468)
Other payables**	-	(165)	(165)	-	-	-	-
10,475	(13,964)	(3,489)	(7,651)	-	-	(7,651)

2021
Cash and cash equivalents	7,681	-	7,681	-	-	-	-
Financial assets at FVTPL	27,453	-	27,453	27,453	27,453
Other receivables*	333	-	333	-	-	-	-
Trade payables	-	(1,029)	(1,029)	-	-	-	-
Warrants	-	(15,271)	(15,271)	(15,271)	-	-	(15,271)
Other payables**	-	(1,687	)-	(1,687)	-	-	-	-
35,467	(17,987)	17,480	12,182	-	-	12,182

*	Prepayments and VAT have been excluded as they are not classified as a financial asset.
**	Employment taxes have been excluded as these are statutory liabilities.

Cash and cash equivalents

For cash and cash equivalents, the carrying value is deemed to reflect a reasonable approximation of fair value.

Other receivables/payables

For the receivables and payables with a remaining term of less than one year or on demand balances, the carrying amount less impairment allowances, where appropriate, is a reasonable approximation of fair value.

Financial assets at FVTPL

Financial assets at FVTPL are remeasured to fair value at each reporting date. At December 31, 2021, the carrying value of financial assets at FVTPL is deemed to reflect their fair value. The Group held no financial assets at FVTPL at December 31, 2022.

(b)	Financial risk management

The Group’s operations expose it to various financial risks that include credit risk, liquidity risk and market risk. The Group has a risk management framework in place which seeks to limit the impact of these risks on the financial performance of the Group. It is the policy of the Group to manage these risks in a non-speculative manner.

This note presents information about the Group’s exposure to each of the above risks and the objectives, policies and processes for measuring and managing the risks. Further quantitative and qualitative disclosures are included throughout this note.

The Company’s Board of Directors has overall responsibility for the establishment and oversight of the Group’s risk management framework.

The Group’s risk management policies are established to identify and analyse the risks faced by the Group, to set appropriate risk limits and controls and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group’s activities. The Group, through its training and management standards and procedures, aims to maintain a disciplined and constructive control environment in which all employees understand their roles and obligations.

(c)	Credit risk

Exposure to credit risk

Credit risk arises from granting credit to customers or others and from investing cash and cash equivalents with banks and financial institutions. The Group have not granted credit to customers to date as the Group has not earned any revenues.

Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Group’s cash and cash equivalents. The carrying amounts of financial assets represent the maximum credit exposure. There were no impairment losses on financial assets recognised in profit or loss.

Other receivables

The Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, management also considers the factors that may influence the credit risk of its customer base, including the default risk and country in which customers operate.

In monitoring credit risk, receivables are grouped according to their credit characteristics, including their geographic location, industry, trading history with the Group and existence of previous financial difficulties. The Group does not require collateral in respect of its receivables.

At December 31, 2022, the exposure to credit risk for receivables by geographic region was not significant.

Cash and short-term bank deposits

The Group held cash and cash equivalents of €8.1 million at December 31, 2022 (2021: €7.7 million). 87% of the cash and cash equivalents are held with banks in Portugal. The Group considers that its cash and cash equivalents have low credit risk based on the external credit ratings of the counterparties. The Groups exposure to credit risk rating is as follows:

	2022	2021
Credit risk rating
Aa2	12%	-
BBB+	75%	29%
B1	12%	-
B2	-	68%
Not assigned	1%	3%
	100%	100%

Financial assets at FVTPL

The financial asset investments at fair value through profit or loss consisted of short-term investments in listed managed funds. The carrying value of these investments at December 31, 2022 was €nil (2021: €27.5 million). All of these short-term investments were redeemed during 2022.

(d)	Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulty in meeting its financial obligations as they fall due. The Group’s approach to managing liquidity is to ensure that it will have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable costs or risking damage to the Group’s reputation.

Contractual maturities

The following are the expected contractual maturities of the Group’s financial liabilities, including estimated interest payments.

	Carrying amount	Contractual cash flows	Less than one year	1 – 2 years	2 – 5 years	More than 5 years
	€’000	€’000	€’000	€’000	€’000	€’000
December 31, 2022
Derivative financial instruments – warrants*	7,651	-	-	-	-	-
Trade payables	3,680	3,680	3,680	-	-	-
Amounts owed to related parties	2,468	2,468	2,468	-	-	-
Other payables	165	165	165	-	-	-
Lease liabilities	9,409	13,468	1,118	1,107	1,409	9,835
Loan advanced (Note 11)	-	743	743	-	-	-
Total	23,373	20,524	8,174	1,107	1,409	9,835
December 31, 2021
Derivative financial instruments – warrants*	15,271	-	-	-	-	-
Trade payables	1,029	1,029	1,029
Amounts owed to related parties	801	801	801	-	-	-
Other payables	1,687	1,687	1,687	-	-	-
Lease liabilities	800	910	408	105	163	233
Loan advanced (Note 12)	-	1,371	1,371
Total	19,588	5,798	20,567	105	163	233

*	contractual cash flows for warrants are €nil (liability of €7.7 million) (2021: €15.3 million) because warrants will be settled in shares.

(e)	Market risk and interest rate risk

Market risk is the risk that changes in market prices and indices, such as foreign exchange rates and interest rates, will affect the Group’s income or the value of its holdings of financial instruments. Interest rate risk is not significant to the Group.

(f)	Foreign exchange risk

The Group uses the Euro as its functional currency. Foreign exchange rate risk is the risk that the fair value of Group assets or liabilities, or future expected cash flows will fluctuate because of changes in foreign currency exchange rates. While the Company’s shares are listed in US dollars, the currency of the primary operating environment of the Group is the Euro, and its exposure to the risk of changes in foreign currency would arise primarily when revenue or expense is denominated in a currency other than the Euro. The Company is building out its operations in the United States of America and Australia but, to date, has not entered into any significant commercial contracts. As of December 31, 2022 the Group’s operations were confined to the Eurozone, so the effect of the translation of foreign operations is not significant to the Group. At the year-end the Company had USD and EUR cash balances of approximately $0.3 million (2021: $22.9 million) and €7.8 million (2021: €14.8 million) respectively.

The following significant exchange rates have been applied during the year.

	Average rate		Period-end spot rate
	2022	2021	2022	2021
Euro
USD	1.0530	1.1795	1.0666	1.1326

Sensitivity analysis

A reasonably possible strengthening of the Euro against the Group’s principal foreign currency denominated amounts at December 31, 2022 would have decreased the Group’s loss by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant and ignores any impact of forecast sales and purchases.

	2022	2021
	€’000	€’000
USD (10 percent strengthening of the euro)	796	761

(g)	Capital Management

The Group’s policy is to maintain a strong capital base so as to maintain investor and creditor confidence and to sustain the future development of the business. The board of directors monitors the return on capital.